UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 28, 2016

K12 Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33883	95-4774688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Corporate Park Drive, Herndon, Virginia 20171
(Address of Principal Executive Offices) (Zip Code)

(703) 483-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2016, K12 Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended December 31, 2015.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” by the Company with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any filing by the Company under the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	K12 Inc. Earnings Press Release, dated January 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date: January 28, 2016	By:	/s/ Howard D. Polsky
Name: Howard D. Polsky
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	K12 Inc. Earnings Press Release, dated January 28, 2016.